Exhibit 10(c)

                           JAMES MONROE BANCORP, INC.
                         1999 DIRECTOR STOCK OPTION PLAN

         1.       PURPOSE OF PLAN.

         The purposes of this James Monroe Bancorp, Inc. ("Corporation") 1999 Director Stock Option Plan are to enable the Corporation to continue to attract and retain outstanding outside Directors of the Corporation and to further the growth, development and financial success of the Corporation and its wholly-owned subsidiary, James Monroe Bank.

         2.       DEFINITIONS.

                  As used herein, the following definitions shall apply:

         (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

         (c) "Awards" shall mean a grant of Options, unless the context clearly indicates a different meaning.

         (d) "Corporation" shall mean James Monroe Bancorp, Inc.

         (e) "Board" shall mean the Board of Directors of the Corporation.

         (f) "Change in Control" shall mean any one of thc following events occurring after the Effective Date: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Corporation's voting stock; (2) thc acquisition of the power to control the election of a majority of thc Corporation's directors; (3) the exercise of a controlling influence over thc management or policies of the Corporation by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of
1934); or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two (2) consecutive years. For purposes of this Plan, "Continuing Directors" shall include only those individuals who were members of the Board at the Effective Date and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (h) "Committee" shall mean the entire Board of Directors of the Corporation which shall serve as the Stock Option Committee.

         (i) "Common Stock" shall mean the common stock, par value $1.00 per share, of the Corporation.

         (j) "Effective Date" shall mean the date specified in Paragraph 13 hereof.

         (k) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

         (l) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

         (m) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.



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         (n) "Options" shall mean options granted pursuant to this Plan.

         (o) "Participant" shall mean any person who receives an Award pursuant to the Plan.

         (p) "Plan" shall mean this James Monroe Bancorp, Inc. 1999 Director Stock Option Plan.

         (q) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (r) "Share" shall mean one share of Common Stock.

         3.       TERM OF THE PLAN AND AWARDS.

                  (a) TERM OF THE PLAN. The Plan shall continue in effect for a term of five (5) years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after five (5) years from the Effective Date.

                  (b) TERM OF AWARDS. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years.

         4.       SHARES SUBJECT TO THC PLAN.

         Except as otherwise required by the provisions of Paragraph 12 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 66,880 Shares. Optioned Shares may either be authorized but unissued Shares or Shares held in treasury. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

         5.       ADMINISTRATION OF THC PLAN.

                  (a)   COMPOSITION  OF  THC   COMMITTEE.   The  Plan  shall  be
administered by the entire Board of Directors of the Corporation which shall serve as the Stock Option Committee ("Committee").

                  (b) POWERS OF THE COMMITTEE. The Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards,
(ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee may appoint an advisory subcommittee to make recommendations to the Committee as to the administration of the Plan.

                  (c) AGREEMENT. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Corporation and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option,
(ii) the number of Shares  subject  to, and the  expiration  date of, the Award,
(iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

         The Chairman of the Committee, the Chief Executive Officer of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Corporation and to cause them to be delivered to the recipients of Awards.



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                  (d)  EFFECT  OF  THE  COMMITTEE'S  DECISIONS.  All  decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

                  (e) INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Corporation's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

         6. GRANT OF OPTIONS. In its sole discretion, the Committee may grant Options to Directors of the Corporation or its Affiliates who are not employees of the Corporation or its Affiliates.

         7.       EXERCISE PRICE FOR OPTIONS.

                  (a) LIMITS ON COMMITTEE DISCRETION. The Exercise Price as to any particular Option granted under the Plan shall not be less than the Market Value of the Optioned Shares on the date of grant.

                  (b) STANDARDS FOR DETERMINING EXERCISE PRICE. If the Common Stock is listed on a national securities exchange (including thc NASDAQ National Market) on the date in question, then the Market Value per Shares shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

                  (c) REISSUANCE OF OPTIONS. Notwithstanding anything herein to the contrary, the Committee shall have the authority to cancel outstanding Options with the consent of the Participant and to reissue new Options at a lower Exercise Price equal to the then Market Value per share of Common Stock in the event that the Market Value per share of Common Stock at any time prior to the date of exercise outstanding Options falls below the Exercise Price.

         8.       EXERCISE OF OPTIONS.

                  (a) GENERALLY. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

                  (b) PROCEDURE FOR EXERCISE. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares and (2) payment to the Corporation (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Corporation at the Corporation's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be value at its Market Value at the date of exercise.

                  (c) PERIOD OF EXERCISABILITY. Any Option granted hereunder shall be exercisable by a Participant:

                           (1) In the event of  death,  to the  extent  that the
Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two
(2) years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such option shall have passed by will or by laws of descent and distribution;



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                           (2) In the event of  permanent  and total  disability
(as such term is defined in Section 22(e)(3) of the Code), then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his permanent and total disability, such option may be exercised within one year from the date of such permanent and total disability, but not later than the date on which the option would otherwise expire.

Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the Participant's death or Permanent and Total Disability.

         9.       CHANGE IN CONTROL.

                  (a) GENERAL RULE. Notwithstanding the provisions of any Award which provide for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon a Change in Control. With respect to Optioned Shares, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

                  (b)  EXCEPTION TO GENERA1 RULE.  Notwithstanding  subparagraph
(a) of this Paragraph, in no event may an Option be canceled in exchange for cash within the six-month period following the date of its grant.

         10.      EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

                  (a) RECAPITALIZATION, STOCK SPLITS, ETC. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of Shares or other securities of the Corporation which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination of Shares, or similar event in which the number or kinds of Shares is changed without the receipt or payment of consideration by the Corporation.

                  (b) TRANSACTIONS IN WHICH THE CORPORATION IS NOT THE SURVIVING ENTITY. Subject to Paragraph 9 hereof, in the event of (i) the liquidation or dissolution of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Corporation's assets (any of the foregoing to be referred to herein as a "Transaction"), all Awards outstanding at the effectiveness of such Transaction shall be surrendered. With respect to each Award so surrendered, the Committee shall, in its sole and absolute discretion, determine whether the holder of the surrendered Award shall receive:

                           (1) for each  Option then  subject to an  outstanding
Award, an Option for the number and kind of Shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or

                           (2) a  cash  payment  (from  the  Corporation  or the
successor corporation), in an amount equal to the Market Value of the Shares subject to the Award on the date of the Transaction, less the Exercise Price of the Award.

                  (c) CONDITIONS AND RESTRICTIONS OF NEW, ADDITIONAL OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional or different Shares or securities, such new, additional or different Shares or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

                  (d) OTHER ISSUANCES. Except as expressly provided in this Paragraph, the issuance by the Corporation or an Affiliate of Shares of any class, or of securities convertible into Shares of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe


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therefor, shall not affect, and no adjustment shall be made with respect to, the number, class or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

         11.      NON- TRANSFERABILITY OF AWARDS.

         Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the law of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

         12.      TIME OF GRANTING AWARDS.

         The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         13.      EFFECTIVE DATE.

         The Plan shall be effective as of April 14, 1999. Awards may be made prior to approval of the Plan by the stockholders of the Corporation if the exercise of Awards in the form of Options are conditioned upon stockholder approval of the Plan.

         14.      APPROVAL BY STOCKHOLDERS.

         The Plan shall be approved by stockholders of the Corporation within twelve (12) months before or after the Effective Date.

         15.      MODIFICATION OF AWARDS.

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

         16.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

         17.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan. No shares acquired upon the exercise of an Option granted hereunder may be sold or disposed of within six (6) months of the date of the grant of said Option.

                  (b) SPECIAL CIRCUMSTANCES. The inability of the Corporation to obtain approval from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of any Option, the Corporation may require the person exercising the Option


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to make such  representations  and  warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (c) COMMITTEE DISCRETION. The Committee shall have the discretionary authority to impose in Agreements such restrictions in Shares as it may deem appropriate or desirable, including, but not limited to, the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         18.      RESERVATION OF SHARES.

         The Corporation, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         19.      WITHHOLDING TAX.

         The Corporation's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Thc
Committee, in its discretion, may permit thc Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have thc Corporation withhold Shares, or to deliver to the Corporation Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Corporation, shall bc based on the Market Value of the Shares on thc date the amount of tax to be withheld is to be determined. As an alternative, the Corporation may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         20.      NO EMPLOYMENT OR OTHER RIGHTS.

         In no event shall a Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Director or any other party to continue service with the Corporation or any Affiliate. No Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, a Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

         21.      GOVERNING LAW.

         The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia except to the extent that federal law shall be deemed to apply.



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